UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 21, 2017 (December 21, 2017)

Humana Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-5975	61-0647538
(Commission File Number)	(IRS Employer Identification No.)

500 West Main Street, Louisville, KY	40202
(Address of Principal Executive Offices)	(Zip Code)

502-580-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 21, 2017, Humana Inc. (the “Company”) completed a public offering of $400 million aggregate principal amount of its 2.500% Senior Notes due 2020 (the “2020 Senior Notes”) and $400 million aggregate principal amount of its 2.900% Senior Notes due 2022 (the “2022 Senior Notes” and, together with the 2020 Senior Notes, the “Senior Notes”). The Senior Notes were issued under an indenture dated as of August 5, 2003, by and between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.) (as successor to The Bank of New York), as trustee (the “Trustee”) (the “Original Indenture”) as supplemented by a twelfth supplemental indenture, dated as of December 21, 2017, by and between the Company and the Trustee relating to the 2020 Senior Notes (the “Twelfth Supplemental Indenture” and, together with the Original Indenture, the “Twelfth Indenture”) and a thirteenth supplemental indenture, dated as of December 21, 2017, by and between the Company and the Trustee relating to the 2022 Senior Notes (the “Thirteenth Supplemental Indenture” and, together with the Original Indenture, the “Thirteenth Indenture,” and the Twelfth Indenture and the Thirteenth Indenture are referred to herein as the “Indentures”). Pursuant to the terms of each of the Indentures, the Senior Notes are unsecured senior obligations of the Company and rank equally with all of the Company’s other unsecured, unsubordinated indebtedness. The 2020 Senior Notes bear interest at an annual rate of 2.500% and the 2022 Senior Notes bear interest at an annual rate of 2.900%. Interest on the Senior Notes is payable by the Company on June 15 and December 15 of each year, beginning on June 15, 2018. The 2020 Senior Notes mature on December 15, 2020 and the 2022 Senior Notes mature on December 15, 2022.

A copy of the Original Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Twelfth Supplemental Indenture is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein. The form of 2020 Senior Notes is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Thirteenth Supplemental Indenture is filed as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated by reference herein. The form of 2022 Senior Notes is filed as Exhibit 4.5 to this Current Report on Form 8-K and is incorporated by reference herein. The descriptions of the material terms of the Original Indenture, the Twelfth Supplemental Indenture, the 2020 Senior Notes, the Thirteenth Supplemental Indenture and the 2022 Senior Notes are qualified in their entirety by reference to such exhibits. In addition, the legal opinion related to the Notes is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

The Trustee has also been appointed registrar and paying agent with regard to the Senior Notes and serves the same roles with respect to certain other series of the Company’s senior notes. An affiliate of the Trustee is also a lender under the Company’s existing credit facility.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure above under Item 1.01 of this Current Report on Form 8-K are also responsive to Item 2.03 of this Current Report on Form 8-K and are hereby incorporated by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

The Company issued a press release announcing the closing of the offering of the Senior Notes, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

None of the information furnished in this Item 7.01 hereto (including Exhibit 99.1) shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Unless expressly set forth by specific reference in such filings, none of the information furnished in this Item 7.01 (including Exhibit 99.1) shall be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

4.1	Indenture, dated as of August 5, 2003, by and between the Company and the Bank of New York, as trustee (incorporated herein by reference to Exhibit 4.1 to Humana Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003).

4.2	Twelfth Supplemental Indenture, dated December 21, 2017, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Form of 2.500% Senior Notes due 2020.

4.4	Thirteenth Supplemental Indenture, dated December 21, 2017, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.5	Form of 2.900% Senior Notes due 2022.

5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.

23.1	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (See Exhibit 5.1).

99.1	Press Release, dated December 21, 2017, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ Cynthia H. Zipperle
Cynthia H. Zipperle
Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)

Dated: December 21, 2017